SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 15, 1999
                                                  ------------------

                               Dime Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                  001-13094             11-3197414
-----------------------------    --------------      --------------------
(State or Other Jurisdiction)      (Commission          (IRS Employer
                                   File Number)       Identification No.)


     589 Fifth Avenue
     New York, New York                                          10017
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:   (212) 326-6170
                                                      ---------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         As previously announced, on September 15, 1999, Dime Bancorp, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and between Hudson United Bancorp ("Hudson United") and the Registrant. In connection with the Merger Agreement, the Registrant and Hudson United have each granted the other a customary option to purchase 19.9% of its outstanding common stock under limited circumstances (the "Stock Option Agreements"). This current report on Form 8-K includes the Merger Agreement and the Stock Option Agreements.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)   Not applicable.

(c)       Exhibits Required by Item 601 of Regulation S-K

          Exhibit Number        Description
          --------------        -----------

          99.1 Agreement and Plan of Merger, dated as of September 15, 1999 between Hudson United Bancorp and Dime Bancorp, Inc.

          99.2 Stock Option Agreement, dated as of September 16, 1999 between Hudson United Bancorp and Dime Bancorp, Inc.

          99.3                  Stock Option Agreement, dated as of
                                September 16, 1999 between Dime Bancorp, Inc. and Hudson United Bancorp.


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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            DIME BANCORP, INC.




                                            By: /s/ Anthony Burriesci
                                               ------------------------------
                                               Name: Anthony Burriesci
                                               Title: Chief Financial Officer


Date: September 24, 1999


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


                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

99.1 Agreement and Plan of Merger, dated as of September 15, 1999 between Hudson United Bancorp and Dime Bancorp, Inc.

99.2 Stock Option Agreement, dated as of September 16, 1999 between Hudson United Bancorp and Dime Bancorp, Inc.


99.3 Stock Option Agreement, dated as of September 16, 1999 between Dime Bancorp, Inc. and Hudson United Bancorp.



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